Drew Industries Incorporated

(NYSE: DW)

EXHIBIT 99.1









A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DREW
INDUSTRIES INCORPORATED

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation, and in our subsequent filings with the Securities and Exchange Commission.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel-based components, and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed manufactured homes and RVs, changes in zoning regulations for manufactured homes, sales declines in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the successful integration of recent acquisitions, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, international, national and regional economic conditions and consumer confidence affect the retail sale of products for which we sell our components.

SECTION I

Overview

Drew's Products – Components for RVs and Manufactured Homes

$736 Million of Net Sales for the12 Months Ended March 31, 2012



MH Chassis and Chassis Parts:
$42 million
Bath Products:
$19 million
RV Furniture and Mattresses:
$71 million
RV Chassis, Slide-outs and Other Chassis Parts:
$348 million
Other Products:
$12 million
2%
3%
6%
10%
46%
6%
19%
8%
Axles and Suspension Products:
$47 million
RV Segment Windows and Doors:
$137 million
MH Segment Windows and Doors:
$60 million

Drew's Segments – LTM 3/2012

Net Sales - $736 million


MH = $116 million
16%
RV = $620 million
84%
Nearly 90% for towable RVs



Segment Operating Profit - $60 million


MH = $13 million
21%
RV = $47 million
79%



Financial Performance


Net Sales and EBITDASO(1) (in millions)
Net Sales
RV Segment net sales
MH Segment net sales
EBITDASO
EBITDASO
$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$511
$398
$573
$681
$736
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$620
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$110
$116
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 3/31/12

(1) *EBITDASO is operating profit plus depreciation, amortization, goodwill impairment and stock-based compensation (see page 37).*

SECTION II

Industries

RV Market

TOWABLE RVS (Nearly 90% of Drew's RV Segment net sales)


Travel trailer


Fifth-wheel travel trailer


Travel trailer with expandable ends


Sport utility RV "Toy Hauler"


Folding camping trailer


Truck camper

- 90% of industry 2011 unit sales
- 62% of 2010 wholesale dollar sales, or $4.3 billion
- Retail cost $4,000 to $100,000 per unit. Average about $25,000

MOTORHOMES (Approximately 3% of Drew's RV Segment net sales)


Type A Motorhome


Type B Motorhome


Type C Motorhome

- 10% of industry 2011 unit sales
- 38% of 2010 wholesale dollar sales, or $2.7 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $136,000

How RVs Are Used

- More economical family vacations
  - Typical RV family vacation is 23 to 59 percent less expensive for a family of four



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations



RVs - Industry Wholesale Shipments



Nearly 90% of Drew's RV Segment net sales are for Travel Trailers and 5th Wheel RVs
Industry Units
Drew's Net Sales
(Units in thousands, Net sales in millions)
700
600
500
400
300
200
100
0
$700
$600
$500
$400
$300
$200
$100
$0
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
321
300
277
311
321
370
384
391
353
237
166
242
252
259
265
72
71
178
61
62
177
49
71
157
60
55
196
62
45
214
73
43
254
61
42
281
56
42
293
55
36
262
28
24
185
13
15
138
25
18
199
25
14
213
25
15
219
25
14
226
78
101
108
171
220
346
448
509
492
368
313
477
571
620
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 3/12
2012 Proj. (1)
RV Share Held by TTs & 5th Wheels
55%
59%
57%
63%
67%
69%
73%
75%
74%
78%
83%
82%
85%
85%
85%

(1) Projection for 2012 is the latest published by the RVIA (February 2012).

Recent RV Industry Trends



Units
Travel Trailers and 5th Wheel RVs, Drew's primary RV market
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
Wholesale
Retail
185,100
226,387
138,300
164,254
199,200
186,010
212,900
197,384
60,400
35,300(1)
2008
2009
2010
2011
Q1 2012

Dealer Inventory Change	(41,287)	(25,954)	13,190	15,516	25,100 (1)

(1) March retail data has not been published yet, therefore Q1 2012 retail data includes an estimate for March 2012 retail units.

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $84 for site-built homes
- Average retail price of $62,800 for a 1,515 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production increased13% for the 12 months ended March 31, 2012

MH – Industry Production



Industry Units
(Units in thousands, Dollars in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
349
123
226
$191
251
75
176
$152
193
49
144
$147
168
37
131
$154
131
27
104
$134
131
34
97
$183
147
52
95
$221
136
52
84
$220
96
31
65
$177
83
31
52
$142
50
19
31
$85
50
20
30
$96
52
25
27
$110
55
27
28
$116
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 3/12

MH Share Held by Multi-Sections	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	LTM 3/12
	65%	70%	75%	78%	79%	74%	65%	62%	68%	63%	62%	60%	52%	51%

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market

DREW:

- Drew remains profitable in MH Segment: 11.1% operating profit margin for the 12 months ended March 31, 2012

- Drew's overall MH Segment net sales are up 20% for the 12 months ended March 31, 2012

- Drew's content per manufactured home increased 7% to $1,480 for the twelve months ended March 31, 2012

SECTION III

Strategy

Business Strategy

◎ Maximize profitability and return on assets through

- **Strategic acquisitions**
- **New product introductions**
- **Market share growth**
- **Operational efficiencies**
- **Diversification to related industries**

◎ This strategy accomplished through

- Outstanding customer service
- Motivating management through strong profit incentives
- Low cost manufacturing:
  - Optimizing production efficiencies and implementing stringent cost controls
  - Facility consolidations and fixed cost reductions
- Working capital management
- R & D efforts
- Disciplined and patient acquisition philosophy

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers
- Consider acquisitions in adjacent markets, such as components for mid-size buses and trailers used to haul boats, horses, livestock, equipment and other cargo

New Product Introductions



Acquire TRAIL AIR: Adding RV suspension products
Acquire Coach Step: Adding electric steps for motorhomes
Began production of entry doors for RVs
Began production of entry doors for MH
Acquire Schwintek: Adding wall-slide mechanism and motorhome leveling devices
Introduce RVLOCK remote locking product
Acquire Home-Style: Expanding furniture for RVs in Northwest market
Acquire EA Technologies: Expanding towable RV chassis and slide-out mechanisms
Acquire M&M Fabricators: Expanding chassis customization operation
2006
2007
2008
2009
2010
2011
2012
Acquire Happijac: Adding patented bed lifts for RVs
Acquire Extreme Engineering: Expanding specialty trailer product line
Acquire Seating Technology: Adding furniture for RVs in Midwest market
Acquire QuickBite TM: Adding a new innovative coupler
Acquire Level-up TM: Adding leveling system for fifth-wheel RVs
Acquire Sellers: Adding chassis customization & suspension for motorhomes & transit buses
Acquire M-Tec: Adding components for RVs and mobile office units
Acquire Starquest: Adding windows for truck caps, horse trailers and buses
Acquire Amerimax: Additional RV towable entry doors

What Drew Has Done - Expanding Our Growth Potential

New Product	Est. Total Market
2008/2012 – RV Entry Doors	$ 30 million
2008/2011 – RV Furniture and Mattresses	$ 200 million
2009 – Manufactured Housing ("MH") Entry Doors	$ 25 million
2009 – Focus on MH Replacement Windows	$ 20 million
2010 – Level-Up™ System for Fifth-Wheel RVs	$ 20 million
2010 – Wall Slides, Motorhome Leveling Components, and Pop-up Tent Camper Components	$ 30 million
2010/2011 – Chassis Components and Customization and Suspension Products for Motorhomes and Transit Buses and Remote Locking Product for Towable RVs	$ 25 million
2011 – Windows for Truck Caps, Horse Trailers and Buses	$ 60 million
2011 – Newly Developed Line of RV Awnings	$ 100 million
2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets	$ 300 million
2011 – Sales of Replacement Parts to the RV and MH Aftermarkets	$ 200 million
2011 – Aluminum Extrusions	Not quantifiable
Total Market	**$ 1,010 million**

2010 – 2011 – 2012 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Level-Up TM(1)	$ 1.4	$ 1	Six-point leveling system for fifth-wheel RVs
Schwintek(1)	$ 20.0	$ 5	Innovative RV wall slide-out mechanism and motorhome leveling devices
Sellers	$ 0.5	$ 1	Chassis customization & suspension for motorhomes & transit buses
Home-Style(1)	$ 7.3	$ 12	Upholstered furniture and mattresses for towable RVs in the Northwest market
M-Tec(1)	$ 6.0	$ 12	Components for RVs, mobile office units and manufactured homes
EA Technologies	$ 13.5	$ 42	Towable RV chassis and slide-out mechanisms
Starquest(1)	$ 22.6	$ 22	Windows for truck caps, horse trailers and certain types of buses
M&M(1)	$ 1.0	$ 3	Chassis modifciation for transit buses, specialized commercial vehicles, and Class A and Class C motorhome RVs
Amerimax	$ 1.7	$ 6	Entry doors for towable RVs
Total	$ 74.0	$ 104	

(1) Plus contingent consideration payable on future sales.

Content Per New Towable RV

- Nearly 90% of RV Segment net sales are for Travel Trailers and Fifth-Wheel RVs
- 100% market share in existing products would yield approximately $4,500 per Towable RV
- Growth in RV "features" drives content increases



2001-2011 average content increase = $171 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,157
$2,379
$2,489
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 3/12

RV Segment operating profit margin	8.7%	10.0%	11.6%	9.7%	9.6%	8.3%	12.2%	6.7%	5.0%	9.3%	8.0%	7.6%

At industry production levels for the last 12 months ended March 2012, each $100 increase in content adds approximately $22 million in sales for Drew.

See Page 7 for Industry Information

RV Segment Net Sales by Type


LTM 3/12- $620 Million
$17 million
3%
$15 million
2%
$43 million
7%
$545 million
88%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Other


LTM 3/11 - $499 Million
$17 million
3%
$15 million
3%
$19 million
4%
$448 million
90%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Other

Content Per New Manufactured Home

- 100% market share in existing products would yield approximately $4,500 per home
- Affordability of the homes constrains content growth



$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,333
$1,368
$1,493
$1,480
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
LTM 3/12

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	LTM 3/12
Sections per home	1.77	1.81	1.83	1.78	1.68	1.76	1.71	1.65	1.65	1.61	1.52	1.51
MH Segment operating profit margin	10.4%	10.7%	10.5%	10.4%	10.3%	8.7%	8.1%	7.2%	3.8%	10.0%	10.8%	11.1%

See Page 12 for Industry Information

MH Segment Net Sales by Type



LTM 3/12- $116 Million
$19 million
16%
$16 million
14%
$81 million
70%
OEM
Aftermarket
Other



LTM 3/11 - $94 Million
$10 million
11%
$17 million
18%
$67 million
71%
OEM
Aftermarket
Other

Compensation Plans
Aggregate 2011 Compensation of Key Executives


By Component
47%
35%
18%
Performance Based
Stock Options
Salary & Other


Cash vs. Equity
29%
71%
Equity
Cash

SECTION IV

Operating Results

Operating Results

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2011	2012	Change
Net Sales	$ 168.8	$ 223.6	32%
Operating Profit	$ 15.5	$ 17.4	12%
% of Sales	9.2%	7.8%	
Net Income	$ 9.4	$ 11.1[(1)]	18%
Diluted EPS	$ 0.42	$ 0.49[(1)]	17%

(1) The Company's operating margin in the first quarter of 2012 was impacted by higher material costs, higher production costs in one product line, start-up and integration costs, and additional labor, overtime, and related costs due to greater than expected demand. The aggregate impact of these items on net income was $2.1 million, or $0.09 per diluted share.

Results By Segment

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	Change
Net Sales:			
RV Segment	$ 146.2	$ 195.6	34%
MH Segment	$ 22.6	$ 28.0	24%
Operating Profit:			
RV Segment	$ 15.3	$ 16.8[(1)]	10%
MH Segment	$ 2.2	$ 3.1	41%
Operating Profit as a Percentage of Net Sales:			
RV Segment	10.5%	8.6%	
MH Segment	9.8%	11.2%	

(1) The Company's operating margin in the first quarter of 2012 was impacted by higher material costs, higher production costs in one product line, start-up and integration costs, and additional labor, overtime, and related costs due to greater than expected demand. The aggregate impact of these items on net income was $2.1 million, or $0.09 per diluted share, and were almost entirely related to the RV Segment.

Net Sales Compared to Pre-Recession Levels

Financial Performance

Q1 2008 – Q1 2012 ($ in millions)	
Q1 2008	$ 159.1
Impact of industry-wide shipments:	
Travel Trailer and Fifth-Wheel RVs – 5% decline	(6.0)
Motorhomes – 37% decline	(2.9)
Manufactured Housing – 37% decline	(10.3)
Subtotal – Impact of Industry Declines	(19.2)
Drew's sales growth(1)	83.7
Q1 2012	$ 223.6

(1) Includes market share growth, new product introductions and acquisitions, as well as sales price increases.

Debt Position

FINANCIAL PERFORMANCE

($ in millions)	Debt	Cash and Investments	Net Cash/(Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/08	$ 9	$ 9	$ -	$ 29
12/31/09	$ -	$ 65	$ 65	$ 2
12/31/10	$ -	$ 44[1]	$ 44[1]	$ 22
12/31/11	$ -	$ 7	$ 7	$ 50
3/31/12	$ -	$ 4	$ 4	$ 1

(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

Balance Sheet

FINANCIAL PERFORMANCE

($ in millions)	12/31/08	12/31/09	12/31/10	12/31/11	3/31/12
Total Assets	$ 311	$ 288	$ 307	$ 351	$ 380
Total Debt	$ 9	$ -	$ -	$ -	$ -
Cash & Investments	$ 9	$ 65	$ 44	$ 7	$ 4
Stockholders' Equity	$ 259	$ 244	$ 243[3]	$ 277	$ 291
RATIOS					
Days Sales in A/R[1]	15 days	14 days	13 days	17 days	21 days
Inventory Turns[2]	4.1 turns	4.8 turns	6.5 turns	6.2 turns	6.5 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period.

(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

(3) After cash dividend of $1.50 per share, or $33 million paid in December 2010.

Cash Flow

Significant use of cash items since December 31, 2007	
Acquisitions (13)	$104 million
Capital expenditures	$47 million
Debt reduction	$27 million
Special dividend	$33 million
Stock repurchases	$10 million
Total	**$ 221 million**

Financial Strength

FINANCIAL PERFORMANCE

	12/31/08	12/31/09	12/31/10	12/31/11	3/31/12
Return on Equity	6%[(2)]	2%[(3)]	11%	11%	12%
Return on Assets	4%[(2)]	2%[(3)]	9%	9%	9%
Total Debt to Equity	0.00	0.00	0.00	0.00	0.00
Total Debt to EBITDA[(1)]	0.20	0.00	0.00	0.00	0.00

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 37).
(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).
(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

The Future

- Increasing RV content
- RV recovery from recession
- Demographic tailwind
- Expanding into adjacent industries
- Affordable housing recovery







Stock Price History

- Drew has 22 million shares outstanding and a market capitalization of approximately $625 million as of May 8, 2012



50
45
40
35
30
25
20
15
10
5
0
$3
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$23
$25
$28
2000
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
2010
2011
5/8/12
(December 31, unless noted)

Analyst Coverage

CJS Securities
Dan Moore – (914) 287-7600

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Fredric M. Zinn
President and CEO
914-428-9098
fred@drewindustries.com

Joseph S. Giordano III
CFO & Treasurer
914-428-9098
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA and EBITDASO

($ in millions)	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	LTM 3/12
Operating Profit (Loss)	$ 29.2	$ 34.3	$ 44.0	$ 57.7	$ 55.3	$ 66.0	$ 19.9	$(35.6)	$ 45.2	$ 48.5	$ 50.4
Depreciation & Amortization	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$ 17.6	$ 17.1	$ 18.5	$ 17.1	$ 20.5	$ 22.0
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -	$ -	$ -
EBITDA	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5	$ 42.5	$ 27.9	$ 62.5	$ 69.0	$ 72.4
Stock-Based Compensation	$ 0.1	$ 0.4	$ 1.2	$ 1.5	$ 3.0	$ 2.5	$ 3.8	$ 3.6	$ 4.1	$ 5.6	$ 4.9
EBITDASO	$ 36.6	$ 42.5	$ 54.5	$ 71.2	$ 74.0	$ 86.0	$ 46.3	$ 31.5	$ 66.6	$ 74.6	$ 77.3
Capital Expenditures	$ 10.5	$ 5.1	$ 27.1	$ 26.1	$ 22.3	$ 8.8	$ 4.2	$ 3.1	$ 10.1	$ 24.3	$ 26.9

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	12 Months Ended				
	2008	2009	2010	2011	3/12
Net Sales:					
RV Segment	$ 368.1	$ 312.5	$ 477.2	$570.6	$ 620.0
MH Segment	142.4	85.3	95.6	110.5	115.9
Total Net Sales	$ 510.5	$ 397.8	$ 572.8	$681.2	$ 735.9
Operating Profit:					
RV Segment	$ 24.6	$ 15.7	$ 44.4	$ 45.7	$ 47.2
MH Segment	10.3	3.2	9.6	12.0	12.9
Total Segment Operating Profit	34.9	18.9	54.0	57.7	60.1
Corporate	(7.4)	(6.5)	(8.0)	(7.5)	(7.7)
Goodwill Impairment	(5.5)	(45.0)	-	-	-
Other Non-Segment Items	(2.1)	(2.9)	(0.6)	(1.7)	(2.0)
Total Operating Profit	$ 19.9	$ (35.6)	$ 45.4	$ 48.5	$ 50.4